Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,919,799.97
Previously Paid Amount	0.00
Total Fee Amount	541.32
Total Offset Amount	0.00
Net Fee	$ 541.32